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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated February 4, 2000 included in Cell Pathways, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this registration statement.


ARTHUR ANDERSEN LLP
Philadelphia, Pennsylvania
December 12, 2000